Exhibit (j)



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 19, 2008 relating to the financial statements and financial highlights which appears in the September 30, 2008 Annual Report to Shareholders of the DWS Small Cap Core Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firms" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 19, 2008 relating to the financial statements and financial highlights which appears in the September 30, 2008 Annual Report to Shareholders of the DWS Growth & Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firms" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 25, 2008 relating to the financial statements and financial highlights which appears in the September 30, 2008 Annual Report to Shareholders of the DWS Capital Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firms" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2009